Ex-99.23(m)(13)
                                JNL SERIES TRUST
                                DISTRIBUTION PLAN

     WHEREAS, JNL Series Trust (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust currently issues the series of shares of beneficial interest in the Trust listed on Schedule A hereto (the "Funds") and each Fund represents a separate portfolio of investments of the Trust;

     WHEREAS, the Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Act, whereby a Fund may issue one or more classes of shares, as shown on Schedule A hereto;

     WHEREAS, the Board of Trustees has determined that it is appropriate and desirable to use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds;

     WHEREAS, in furtherance of the purposes of this Distribution Plan (this "Plan") the Trust has been authorized to enter into a Distribution Agreement with Jackson National Life Distributors, LLC (the "Distributor") pursuant to which the Distributor will serve as distributor of the securities of the Funds; and

     WHEREAS, a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (the "Disinterested Trustees") and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Rule 12b-1 Trustees"), have determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that adoption of this Plan will benefit the applicable Funds and their shareholders;

     NOW, THEREFORE, this Plan is adopted by the Trust on behalf of the Funds, in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

     1. AUTHORIZED DISTRIBUTION AND/OR SERVICE 12b-1 FEES.

          (a) For purposes of Section 1 hereof, "Recipient" shall mean any broker or dealer, administrator, or other that (i) has rendered assistance (whether direct, administrative, or both) in the distribution of Class A Shares of a Fund; (ii) has furnished or will furnish the Distributor with such information as the Distributor has requested or may request to answer such questions as may arise concerning the sale of Class A Shares of a Fund; and (iii) has been selected by the Distributor to receive payments under this Plan. Notwithstanding the foregoing, a majority of the Rule 12b-1 Trustees may remove any broker or dealer, administrator, or other as a Recipient.

          (b) Each Fund that issues Class A Shares shall reimburse the Distributor for distribution and related additional service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the rate per annum of the average daily net assets attributable to the Class A Shares, as shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days at the end of each month. In no event shall such payments exceed the Distributor's actual distribution and related service expenses for that month. The Distributor shall use such payments to reimburse itself for providing distribution and related additional services of the type contemplated herein and reviewed from time to time by the Board of Trustees, or for compensating Recipients for providing or assisting in providing such distribution and related additional services. The types of distribution and related service activities that may be reimbursed pursuant to Section 1 hereof, include, but are not limited to, the following:

               (i) Development, preparation, printing and mailing of Fund sales literature and other promotional materials describing and/or relating to the Fund, including materials intended for use by Jackson National Insurance Company and its affiliates, or for broker-dealer only use or retail use;

               (ii) Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares;

               (iii)  Servicing  fees  requested  by   broker-dealers  or  other
          financial intermediaries who sell variable insurance products that offer the Funds;

               (iv) Obtaining information and providing explanations to variable insurance contract owners regarding the Funds' investment objectives and policies and other information about the Funds, including performance of the Funds;

               (v)  Training  sales   personnel   regarding  sales  of  variable
          insurance contracts that relate to the Funds offered under those contracts; and

               (vi) Financing other activities that the Board of Trustees determines are primarily intended to result in the servicing or sale of Fund shares.

          (c) The provisions of Section 1 hereof shall apply in respect of the Class A Shares of the Funds shown on Schedule A hereto, as such schedule may be amended from time to time.

     2. LIMITATIONS ON CHARGES AND FEES. Notwithstanding anything in this Plan to the contrary, all amounts payable by a Fund pursuant to Section 1 hereof shall be subject to, in the aggregate, the limitations on the payment of asset-based sales charges and service fees set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

     3. MISCELLANEOUS.

          (a) Effectiveness. This Plan shall not take effect with respect to a Fund (or a class of shares thereof) until (i) this Plan has been approved by a vote of a majority of the outstanding voting securities of the Trust entitled to vote thereon and (ii) this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Trustees and (2) the Rule 12b-1 Trustees, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Funds or classes of shares are established, this Plan shall not take effect respect such Funds or classes of shares until this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Trustees and (2) the Rule 12b-1 Trustees, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. Subject to approval as required by this paragraph and any other approvals required by the Act and the rules thereunder, this Plan shall take effect at the time specified by the Board of Trustees, or, if no such time is specified by the Trustees, at the time that all necessary approvals have been obtained.

          (b) Continuation. This Plan shall continue in full force and effect as to a Fund (or a class of shares thereof) for so long as such continuance is specifically approved at least annually by a vote of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

          (c) Reports. The Distributor shall provide to the Board of Trustees a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

          (d) Related Agreements. Any agreement related to this Plan must provide, in substance, (i) that the agreement may be terminated as to the Trust or any Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Trustees, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Trust entitled to vote thereon, on not more than 30-days' written notice to any other party to the agreement, and (ii) that the agreement will terminate automatically in the event of its "assignment" (as defined in the Act).

          (e) Termination. This Plan may be terminated as to the Trust or any Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Trustees, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of Trust entitled to vote thereon.

          (f) Amendments. This Plan may not be amended in any material respect unless such amendment is approved by a vote of a majority of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on such approval. This Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by a majority of the outstanding voting securities of the applicable Fund or class shares thereof and by a majority of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on such approval.

          (g) Disinterested Trustees. While this Plan is in effect, at least a majority of the Trustees of the Trust must be Disinterested Trustees; only those Trustees may select and nominate any other Disinterested Trustees; and any person who acts as legal counsel for the Disinterested Trustees must be an "independent legal counsel" (as defined in the Act).

          (h) Records. The Trust shall preserve copies of this Plan and any related agreement or report made pursuant to this Plan or Rule 12b-1 under the Act for a period of not less than six years from the date of this Plan or any such agreement or report, the first two years in an easily accessible place.

          (i) Severability. The provisions of this Plan are severable as to each Fund or class of shares of a Fund, and any action to be taken with respect to this Plan shall be taken separately for each Fund or class of shares affected by the matter.

Adopted: January 16, 2007

                                   SCHEDULE A

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                                                                                                       MAXIMUM
                                  FUND                                            CLASS          12b-1 FEE(1)
                                  ----                                            -----          ---------
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                                                                                 Class A                0.20%
JNL/AIM Large Cap Growth Fund
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                                                                                 Class B                none
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JNL/AIM Real Estate Fund                                                         Class A                0.20%
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                                                                                 Class B                none
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JNL/AIM Small Cap Growth Fund                                                    Class A                0.20%
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                                                                                 Class B                none
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JNL/Alger Growth Fund                                                            Class A                0.20%
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                                                                                 Class B                none
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JNL/Credit Suisse Global Natural Resources Fund                                  Class A                0.20%
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                                                                                 Class B                None
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JNL/Credit Suisse Long/Short Fund                                                Class A                0.20%
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                                                                                 Class B                none
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JNL/Eagle Core Equity Fund                                                       Class A                0.20%
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                                                                                 Class B                none
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JNL/Eagle SmallCap Equity Fund                                                   Class A                0.20%
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                                                                                 Class B                none
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JNL/FMR Balanced Fund                                                            Class A                0.20%
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                                                                                 Class B                none
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JNL/FMR Mid-Cap Equity Fund                                                      Class A                0.20%
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                                                                                 Class B                none
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JNL/Franklin Templeton Founding Strategy Fund                                    Class A                none
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JNL/Franklin Templeton Global Growth Fund                                        Class A                0.20%
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                                                                                 Class B                none
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JNL/Franklin Templeton Income Fund                                               Class A                0.20%
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                                                                                 Class B                none
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JNL/Franklin Templeton Mutual Shares Fund                                        Class A                0.20%
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                                                                                 Class B                none
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JNL/Franklin Templeton Small Cap Value Fund                                      Class A                0.20%
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                                                                                 Class B                none
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JNL/Goldman Sachs Mid Cap Value Fund                                             Class A                0.20%
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                                                                                 Class B                none
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JNL/Goldman Sachs Short Duration Bond Fund                                       Class A                0.20%
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                                                                                 Class B                none
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JNL/JPMorgan International Equity Fund                                           Class A                0.20%
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                                                                                 Class B                none
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JNL/JPMorgan International Value Fund                                            Class A                0.20%
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                                                                                 Class B                none
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JNL/Lazard Emerging Markets Fund                                                 Class A                0.20%
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                                                                                 Class B                none
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JNL/Lazard Mid Cap Value Fund                                                    Class A                0.20%
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                                                                                 Class B                none
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JNL/Lazard Small Cap Value Fund                                                  Class A                0.20%
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                                                                                 Class B                none
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JNL/Mellon Capital Management S&P 500 Index Fund                                 Class A                0.20%
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                                                                                 Class B                none
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JNL/Mellon Capital Management S&P 400 MidCap Index Fund                          Class A                0.20%
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                                                                                 Class B                none
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JNL/Mellon Capital Management Small Cap Index Fund                               Class A                0.20%
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                                                                                 Class B                none
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JNL/Mellon Capital Management International Index Fund                           Class A                0.20%
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                                                                                 Class B                none
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JNL/Mellon Capital Management Bond Index Fund                                    Class A                0.20%
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                                                                                 Class B                none
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JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund                  Class A                0.20%
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                                                                                 Class B                none
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JNL/Oppenheimer Global Growth Fund                                               Class A                0.20%
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                                                                                 Class B                none
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JNL/Oppenheimer Growth Fund                                                      Class A                0.20%
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                                                                                 Class B                none
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JNL/PIMCO Real Return Fund                                                       Class A                0.20%
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                                                                                 Class B                none
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JNL/PIMCO Total Return Bond Fund                                                 Class A                0.20%
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                                                                                 Class B                none
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JNL/PPM America Value Equity Fund                                                Class A                0.20%
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                                                                                 Class B                none
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JNL/Putnam Equity Fund                                                           Class A                0.20%
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                                                                                 Class B                none
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                                                                                 Class A                0.20%
JNL/Putnam Midcap Growth Fund
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                                                                                 Class B                none
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                                                                                 Class A                0.20%
JNL/Western Asset High Yield Bond Fund
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                                                                                 Class B                none
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JNL/Western Asset Strategic Bond Fund                                            Class A                0.20%
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                                                                                 Class B                None
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                                                                                 Class A                0.20%
JNL/Western Asset U.S. Government & Quality Bond Fund
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                                                                                 Class B                none
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JNL/Select Balanced Fund                                                         Class A                0.20%
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                                                                                 Class B                none
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JNL/Select Large Cap Growth Fund                                                 Class A                0.20%
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                                                                                 Class B                none
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JNL/Select Global Growth Fund                                                    Class A                0.20%
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                                                                                 Class B                none
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JNL/Select Money Market Fund                                                     Class A                0.20%
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                                                                                 Class B                none
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JNL/Select Value Fund                                                            Class A                0.20%
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                                                                                 Class B                none
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JNL/T. Rowe Price Established Growth Fund                                        Class A                0.20%
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                                                                                 Class B                none
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JNL/T. Rowe Price Mid-Cap Growth Fund                                            Class A                0.20%
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                                                                                 Class B                none
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JNL/T. Rowe Price Value Fund                                                     Class A                0.20%
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                                                                                 Class B                none
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JNL/S&P Managed Growth Fund                                                                             none
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JNL/S&P Managed Conservative Fund                                                                       none
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                                                                                                        none
JNL/S&P Managed Moderate Growth Fund
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                                                                                                        none
JNL/S&P Managed Moderate Fund
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JNL/S&P Managed Aggressive Growth Fund                                                                  none
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JNL/S&P Retirement Income Fund                                                                          none
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JNL/S&P Retirement 2015 Fund                                                                            none
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JNL/S&P Retirement 2020 Fund                                                                            none
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JNL/S&P Retirement 2025 Fund                                                                            none
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JNL/S&P Moderate Retirement Strategy Fund                                                               0.20%
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JNL/S&P Moderate Growth Retirement Strategy Fund                                                        0.20%
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JNL/S&P Growth Retirement Strategy Fund                                                                 0.20%
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JNL/S&P Disciplined Moderate Fund                                                                       none
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JNL/S&P Disciplined Moderate Growth Fund                                                                none
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                                                                                                        none
JNL/S&P Disciplined Growth Fund
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
--------
(1) As a percentage of the average daily net assets attributable to the specified class of shares.